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        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 16, 1997

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported):
                                     JULY 9, 1997



                                    PC QUOTE, INC.
                  (Exact Name of Registrant as Specified in Charter)



    DELAWARE                       0-13093                     36-3131704
(State or Other               (Commission File             (I.R.S. Employer
Jurisdiction of                    Number)                   Identification
 Incorporation)                                                 Number)

             300 South Wacker Drive, Suite 300, Chicago, Illinois, 60606
                 (Address of Principal Executive Offices) (Zip Code)

                       Registrant's telephone number, including
                              area code:  (312) 913-2800

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountants

(i) On July 9, 1997, McGladrey & Pullen, LLP declined to stand for re-election as the independent accountants for PC Quote, Inc. (the "Registrant").

(ii) The reports of McGladrey & Pullen, LLP on the financial statements for the past two fiscal years contained no adverse opinions or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for a going concern phrase that was included in the report relating to the Registrant's audited financial statements for the year ended December 31, 1996 as follows:
     "The accompanying financial statements have been prepared assuming that PC Quote, Inc. will continue as a going concern. As more fully described in Note 14, the Company has experienced significant operating losses, which adversely affected the Company's current results of operations and liquidity. These conditions raise substantial doubt about the Company's ability to continue as a going

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     concern.  Management's plans in regard to these matters are also described in Note 14. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

(iii)Not Applicable.

(iv) In connection with its audits for the two most recent fiscal years and through July 9, 1997, there have been no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of McGladrey & Pullen, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(v) The Registrant has requested that McGladrey & Pullen, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 16, 1997, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.


         (c)  The following exhibits are filed with this report:

Exhibit Number               Description

     16.1                    Letter from McGladrey & Pullen, LLP dated July 16,
                             1997.

                                  SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  July 16, 1997             PC QUOTE, INC.
                                  By:  /s/ John E. Juska
                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                    Description

16.1                              Letter form McGladrey & Pullen, LLP dated
                                  July 16, 1997